UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Act of 1934 (Amendment No. _____)

Filed by a Party other than the Registrant ☐

Filed by the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KURV ETF TRUST

(Exact Name of Registrant as Specified in Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)       Title of each class of securities to which transaction applies:

(2)       Aggregate number of securities to which transaction applies:

(3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)       Proposed maximum aggregate value of transaction:

(5)       Total fee paid:

☐       Fee paid previously with preliminary materials:

☐       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)       Amount Previously Paid:

(2)       Form, Schedule or Registration No.:

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(4)       Date Filed:

IMPORTANT INFORMATION – PLEASE READ!	Kurv Technology Titans Select ETF

Dear Shareholder,

We are reaching out to request your assistance as a valued shareholder of the Kurv Technology Titans Select ETF (the “Fund”). The Fund is scheduled to hold an upcoming Special Meeting of Shareholders on October 29, 2026. Enclosed are proxy materials describing an important proposal shareholders are being asked to vote on in connection with the meeting. While the full details are included in the proxy statement, we have also summarized the key points below for your convenience. We encourage you to review the materials and submit your vote as soon as possible.

KEY HIGHLIGHTS

NO CHANGE IN ADVISORY FEE RATES	NO CHANGE IN DAY-TO-DAY MANAGEMENT OF THE FUND	NO CHANGE IN THE FUND’S INVESTMENT OBJECTIVE OR STRATEGIES

Approval of the New Advisory Agreement is required because the Original Advisory Agreement between the Kurv ETF Trust, on behalf of the Fund, and the Adviser terminated on July 22, 2026, due to an administrative oversight, whereby the Original Advisory Agreement was not re-approved prior to the end of its initial two-year term. Since that time, Kurv has continued to provide the Fund with investment advisory services pursuant to an Interim Advisory Agreement between the Kurv ETF Trust, on behalf of the Fund, and the Adviser, that was approved by the Board on August 4, 2026. In order to ensure that Kurv can continue to serve as the Fund’s investment adviser, the New Advisory Agreement must be approved by shareholders. The material terms of the proposed New Advisory Agreement are identical to the material terms of the Original Advisory Agreement except for effective date.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL

HOW TO VOTE – PLEASE VOTE TODAY!

INTERNET	PHONE	MAIL

Visit the website listed on your proxy card,	Call the toll-free number listed on	Sign and return the enclosed proxy card in
enter your control number and follow the	your proxy card.	the enclosed postage-paid envelope.
simple on-screen instructions.	(877) 629-6357

If you have any questions or need assistance voting your shares, please contact our proxy solicitation firm, Okapi Partners LLC, toll-free at (877) 629-6357 or by email at KQQQ@OkapiPartners.com.

Additional Information Regarding the Proposal

Proposal: To approve a New Advisory Agreement between Kurv Advisors, LLC and the Trust, on behalf of the Kurv Technology Titans Select ETF (the “Fund”).

●	Shareholders who held shares of the Fund as of the August 26, 2026 record date are being asked to vote on the proposal at the Special Meeting of Shareholders scheduled for October 29, 2026.

●	The proposal is being presented because the Fund’s Original Advisory Agreement terminated on July 22, 2026, following an administrative oversight in which the agreement was not re-approved before the end of its initial two-year term.

●	On August 4, 2026, the Board unanimously approved an Interim Advisory Agreement that allows Kurv to continue serving as the Fund’s investment adviser while shareholder approval of the New Advisory Agreement is sought.

●	The material terms of the New Advisory Agreement are identical to those of the Original Advisory Agreement, except for the effective date. The fee structure under the New Advisory Agreement is also identical to the fee structure under the Original Advisory Agreement.

●	The Board of Trustees, including all of the Independent Trustees, unanimously approved the New Advisory Agreement and recommends that shareholders vote “FOR” the proposal. If the proposal is not approved, the Board will need to consider other alternatives for the Fund, which may include liquidation.

●	If approved, the New Advisory Agreement will result in:

-	No change in the Fund’s advisory fee rate.

-	No change in the Fund’s investment objective or investment strategies.

-	No change in the Fund’s portfolio management team or day-to-day management.

If you have any questions or need assistance voting your shares, please contact the Fund’s proxy solicitation firm, Okapi Partners LLC, toll-free, at (877) 629-6357 or by email at KQQQ@OkapiPartners.com.

SUGGESTIONS FOR OUTBOUND PHONE CALLS

Hello, I was hoping to reach [“Full Name”], do I have the right number?

-	After confirming that you are speaking with the shareholder, please introduce yourself and let the shareholder know the purpose of the call.

My name is [Your First Name], and I am calling from Okapi Partners with regard to an upcoming special shareholder meeting for an investment that you own in the Kurv Technology Titans Select ETF (KQQQ).

-	Afterward, please briefly pause to see if the shareholder has any questions. If they recognize the investment and have no questions, please proceed below.

The Kurv Technology Titans Select ETF (KQQQ) is scheduled to hold an upcoming shareholder meeting on October 29th, and we just wanted to reach out to offer you the convenience of voting over the phone today.

IF PERSON SAYS OK TO VOTE - Would you like to vote along with the Board's recommendations today?

If Yes – Take vote and proceed to confirmation step.

If No (or I don’t know what I am voting on) – Okay, I’d be happy to review the proposal with you if you have a minute.

If Yes – Review proposal and ask how shareholder would like to vote. Then proceed to the confirmation step. Take time to answer all questions carefully. Please do not give any opinions or any financial, legal or tax advice. Most questions can be addressed by referring to the Q&A Document and reading the appropriate sections. After reviewing the proposal, please inform the shareholder of the board’s recommendations.

If No – No worries, Ma’am/Sir, I understand. Please be advised that the Shareholders Meeting is scheduled to take place on October 29th and your vote is very important to the Board. If you have any questions or would like to vote your shares over the phone, please feel free to contact us at (877) 629-6357.

Confirmation Step:

Thank you, I am recording your (in favor/against/abstain) vote. For confirmation purposes, I am speaking with [“Full Name”], is that correct? Okay, and the address we have on file is [“Street Address, City, State and Zip”], is that correct? Thank you, you will a receive written confirmation of your voting instructions in the mail. If you have any questions that come up prior to the upcoming meeting, please feel free to give us a quick call back. Thank you and have a great day!

FOR INTERNAL USE ONLY. THIS IS NOT A SCRIPT. THIS IS A SUGGESTED CALL FLOW.

SUGGESTIONS FOR INBOUND PHONE CALLS

If Shareholder Previously Received a Call from Us –

Hello, Okapi Partners, [Your First Name] speaking. How can I help/assist you?

“Hello, I received a call/message from this number. What is this about?”

Thank you for returning our call, I’d be happy to help you with this Ma’am/Sir. Could you just please provide the phone number we called so I could pull up the account?

-	Please look up the account using the phone number. Once you find the account, please confirm the name of the shareholder.

I have the account pulled up. It looks like we were trying to reach [“Full Name”], did we have the right number?

If Yes – Okay, great. So, we were reaching out regarding a shareholder vote for an investment that you own in the Kurv Technology Titans Select ETF (KQQQ). The Kurv Technology Titans Select ETF (KQQQ) is scheduled to hold an upcoming shareholder meeting on October 29th, and we were just reaching out to offer you the convenience of voting over the phone.

If No – Our apologies, Ma’am/Sir, we must have had the wrong number. Have a great rest of your day.

IF PERSON SAYS OK TO VOTE - Would you like to vote along with the board’s recommendations today?

If Yes – Take vote and proceed to confirmation step.

If No (or I don’t know what I am voting on) – Okay, I’d be happy to review the proposal with you if you have a minute.

If Yes – Review proposal and ask how shareholder would like to vote on each. Then proceed to confirmation step. Take time to answer all questions carefully. Please do not give any opinions or any financial, legal or tax advice. Most questions can be addressed by referring to the Q&A Document and reading the appropriate sections. After reviewing the proposal, please inform the shareholder of the board’s recommendations.

If No – No worries, Ma’am/Sir, I understand. Please be advised that the Shareholders Meeting is scheduled to take place on October 29th and your vote is very important to the Board. If you have any questions or would like to vote your shares over the phone, please feel free to contact us at (877) 629-6357.

FOR INTERNAL USE ONLY. THIS IS NOT A SCRIPT. THIS IS A SUGGESTED CALL FLOW.

If Shareholder Did Not Previously Receive a Call From Us –

Hello, Okapi Partners, [Your First Name] speaking. How can I help/assist you?

“I was told to reach out to this number regarding my investment in the Kurv Technology Titans Select ETF (KQQQ) /I saw this number on my proxy materials and was looking to vote.”

-	Shareholder may have been instructed by their FA to reach out to us to vote their shares or they may have seen our phone number in their set of proxy materials. If that is the case, try to search for their account by name. If they have not received a call from us previously, you may not be able to pull up the account searching by phone number.

Thank you for reaching out, I’d be happy to help you with this Ma’am/Sir. Could you just please provide your name so I could pull up the account?

-	Please confirm the street address with the shareholder to ensure you have the correct account.

Just to confirm I have the right account, could you please confirm your mailing address? [OR you can confirm mailing street address ONLY and ask the shareholder if that is correct]

Thank you. Now that I have located your account, would you like to cast your vote along with the Board’s recommendations today?

If Yes – Take vote and proceed to confirmation step.

If No (or I don’t know what I am voting on) – Okay, I’d be happy to review the proposal with you if you have a minute.

If Yes – Review proposal and ask how shareholder would like to vote. Then proceed to the confirmation step. Take time to answer all questions carefully. Please do not give any opinions or any financial, legal or tax advice. Most questions can be addressed by referring to the Q&A Document and reading the appropriate sections. After reviewing the proposal, please inform the shareholder of the board’s recommendations.

If No – No worries, Ma’am/Sir, I understand. Please be advised that the Shareholders Meeting is scheduled to take place on October 29th and your vote is very important to the Board. If you have any questions or would like to vote your shares over the phone, please feel free to contact us at (877) 629-6357.

Confirmation Step:

Thank you, I am recording your (in favor/against/abstain) vote. For confirmation purposes, I am speaking with [“Full Name”], is that correct? Okay, and the address we have on file is [“Street Address, City, State and Zip”], is that correct? Thank you, you will a receive written confirmation of your voting instructions in the mail. If you have any questions that come up prior to the upcoming meeting, please feel free to give us a quick call back. Thank you and have a great day!

FOR INTERNAL USE ONLY. THIS IS NOT A SCRIPT. THIS IS A SUGGESTED CALL FLOW.

SUBJECT: Assistance Requested: KQQQ Shareholder Meeting

Hi [Name],

Hope you are well. You may already be aware, but I wanted to personally reach out regarding the upcoming Special Meeting of Shareholders of the Kurv Technology Titans Select ETF (“KQQQ” or the “Fund”) which is scheduled for October 29, 2026.

Your clients who held shares of KQQQ as of the August 26, 2026, record date are being asked to vote on a proposal to approve a new advisory agreement between Kurv and the Trust, on behalf of the Fund. Shareholder approval of the new agreement is required for Kurv to continue serving as the Fund’s investment adviser. I note that there will be NO change to the advisory fee rates, nor will there be any changes to the Fund’s investment objectives or strategies nor the team that manages the Fund.

A brief summary of the proposal can be found HERE. Full detail can be found in the statement, which is available HERE.

Okapi Partners, our proxy solicitation agent, will soon begin outreach to shareholders to solicit votes on behalf of the Fund. However, we are committed to helping you maintain your client relationships while we carry out our required solicitation process. To that end, we are asking for your support and assistance in encouraging your clients to vote and answering any questions you may receive from your clients on this matter.

Additionally, if you have discretion to vote on behalf of your clients, we can take direction via email from you and get your client’s shares voted quickly and easily, provided they are listed in Okapi’s database. Simply send an email with a spreadsheet of your clients’ names, cities, and states to KQQQ@OkapiPartners.com stating “I am authorized to vote on the listed accounts”, and how you would like those shares voted. For example, “Vote with Board’s Recommendation”.

We can also take votes via email or phone directly from your client if you do not have discretion to vote on their behalf. Your client may contact Okapi by phone at (877) 629-6357 or by email at KQQQ@OkapiPartners.com to submit their votes. Representatives are available Monday through Friday, 9am to 8pm EST.

Thank you in advance for your support, and please do not hesitate to reach out with any questions.

Best,
[Name]

FORM OF PROXY	FORM OF PROXY

KURV ETF TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 29, 2026
1 LETTERMAN DRIVE, BUILDING C, SUITE 3-500, SAN FRANCISCO, CA 94129

KURV TECHNOLOGY TITANS SELECT ETF

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Howard Chan and Kira Cruz, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Meeting of Shareholders of the Fund to be held at 1:00 pm Eastern Time, on October 29, 2026, at the offices of Kurv Investment Management LLC at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129 and virtually via conference (the “Meeting”), and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:
SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.
Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at: (877) 629-6357 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to the URL as indicated on the proxy card and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on October 29, 2026

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL

		FOR	AGAINST	ABSTAIN

1.	To approve a New Advisory Agreement between Kurv Advisors, LLC and the Trust, on behalf of the Fund.	☐	☐	☐

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 29, 2026

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING
ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/KQQQ

REMINDER: PLEASE VOTE YOUR SHARES!	Kurv Technology Titans Select ETF

Dear Valued Shareholder,

We truly need your vote! We would not be reaching out to you again unless it truly mattered. The Kurv Technology Titans Select ETF (the "Fund") is scheduled to hold a Special Meeting of Shareholders on October 29, 2026. Our records indicate you have one or more accounts that have still yet to be voted; therefore, we are asking you to please take a moment now to submit your vote. In connection with the shareholder meeting, shareholders are being asked to vote on the following proposal:

Your vote is extremely important. Below you will find a link to the proxy statement as well as a brief summary of the proposal being voted on. Please review the information and vote your shares at your earliest convenience. We ask that you vote promptly, so the Fund will avoid the potential additional expense of further solicitation.

The full proxy statement is available for your review HERE.

A brief summary of the proposal can be found HERE.

Thank you for your attention to this matter and for your continuing support of the Fund.

If you have any questions or need assistance voting your shares, please contact our proxy solicitation firm, Okapi Partners LLC, toll-free at (877) 629-6357 or by email at KQQQ@OkapiPartners.com.